Exhibit 10.23

ASSIGNMENT AND ASSUMPTION OF RIGHTS UNDER
REAL ESTATE sale agreement
For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, THE PHILLIPS EDISON GROUP LLC, an Ohio limited liability company (“Assignor”), hereby assigns, transfers and sets over to ASHBURN FARM STATION LLC (“Assignee”), all of Assignor’s right, title, and interest as Purchaser in and to that certain Real Estate Sale Agreement dated October 20, 2018, as same may have been or may be amended, including any addendum thereto (“Agreement”) with Regency Realty Group, Inc. (“Seller”), as Seller, with respect to the land and improvements thereon known as Ashburn Farm Market Center located in Ashburn, Virginia, more particularly described in the Agreement, including, but not limited to, its right, title and interest in and to the Deposit (as defined in the Agreement).

Dated: January 11, 2019
THE PHILLIPS EDISON GROUP LLC,
An Ohio limited liability company
By: Phillips Edison Grocery Center Operating
         Partnership I L.P., a Delaware limited
         partnership, its sole member
By: Phillips Edison Grocery Center OP GP I LLC,
         A Delaware limited liability company,
         Its General Partner

By: /s/Robert F. Myers___________________ Robert F. Myers, Senior Vice President

The undersigned, Assignee, hereby accepts the foregoing assignment and hereby assumes and agrees to perform all of Assignor’s obligations under the Agreement and hereby releases, indemnifies and holds Assignor harmless from any loss, cost, liability or expense which may be suffered by Assignor in connection with such Agreement, except for any such loss, cost, liability or expense resulting from the acts of Assignor in connection with the Agreement taken prior to the date of this Assignment without the applicable authorization or consent of the undersigned.

Dated: January 11, 2019
ASHBURN FARM STATION LLC,
A Delaware limited liability company

By: Phillips Edison Grocery Center Operating
         Partnership III, L.P., a Delaware limited
         partnership, its sole member
By: Phillips Edison Grocery Center OP GP III
         LLC, a Delaware limited liability company,
         its General Partner

By:/s/ Joe Schlosser__________________ Joe Schlosser, Senior Vice President